UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 1, 2013

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein L.P. and AllianceBernstein Holding L.P. (collectively, “AllianceBernstein”) are furnishing the news release issued on May 1, 2013 announcing their financial and operating results for the quarter ended March 31, 2013 (“1Q13 Release”).  The 1Q13 Release is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing its First Quarter 2013 Review, dated May 1, 2013 (“1Q13 Review”). The 1Q13 Review is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing a transcript of its conference call with analysts relating to the 1Q13 Release and the 1Q13 Review (“1Q13 Transcript”).  The call took place on May 1, 2013.  The 1Q13 Transcript is attached hereto as Exhibit 99.03.

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein is furnishing the 1Q13 Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing the 1Q13 Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing the 1Q13 Transcript, which is attached hereto as Exhibit 99.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	1Q13 Release.

99.02	1Q13 Review.

99.03	1Q13 Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: May 2, 2013	By:	/s/ John C. Weisenseel
John C. Weisenseel
Chief Financial Officer